March 10, 2009

VIA EDGAR

Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Re:     WRL Series Life Account of Western Reserve Life Assurance Co. of Ohio, SEC File No.

811-04420

➢	WRL Freedom Elite Builder, Registration No. 333-58322
➢	WRL Freedom Elite, Registration No. 333-62397
➢	WRL Financial Freedom Builder, Registration No. 333-23359
➢	WRL Freedom Equity Protector, Registration No. 033-31140
➢	WRL Freedom Wealth Protector, Registration No. 033-69138
➢	WRL Freedom Elite Advisor, Registration No. 333-100993
➢	WRL Xcelerator, Registration No. 333-107705
➢	WRL Xcelrator Focus/Exec, Registration No. 333-152446
➢	WRL Freedom Elite Builder II, Registration No. 333-110315
➢	WRL ForLife, Registration No. 333-135005
➢	WRL Freedom SP Plus, Registration No. 033-5143
➢	The Equity Protector, Registration No. 33-506
              Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Western Reserve Life assurance Co. of Ohio (the “Company”) on behalf of the Registrant, recently sent (or will send) to its policyholders the annual reports dated December 31, 2008, for the underlying management investment companies listed below (the “Funds”). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

                                ANNUAL REPORT FILINGS:

                                Aegon/Transamerica Series Trust, SEC File No. 811-04419

Fidelity Variable Insurance Products Fund, SEC File No. 811-03329

Fidelity Variable Insurance Products Fund II, SEC File No. 811-05511

                                Fidelity Variable Insurance Products Fund III, SEC File No. 811-07205

    ProFunds, SEC File No. 811-08239

    Access Trust, SEC File No. 811-21634

Some of the funds included in each Fund Company’s annual report filings may not be available under every Policy offered by the Registrant.

The Company understands that the Funds have filed, or will file, their annual reports with the commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Gayle Morden at (727) 299-1747.

Sincerely,

/s/ Arthur D. Woods

Arthur D. Woods
Vice President & Senior Counsel

cc: Priscilla Hechler
Gayle A. Morden